                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock to be offered in connection with the National Service Industries, Inc. Employee Stock Purchase Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                /s/ John L. Clendenin
                                    --------------------------------------------
                                                  John L. Clendenin





Dated:  March 24, 1998

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock to be offered in connection with the National Service Industries, Inc. Employee Stock Purchase Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                               /s/ Thomas C. Gallagher
                                    --------------------------------------------
                                                 Thomas C. Gallagher





Dated:  March 24, 1998

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock to be offered in connection with the National Service Industries, Inc. Employee Stock Purchase Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                /s/ James C. Kennedy
                                    --------------------------------------------
                                                  James C. Kennedy





Dated:  March 24, 1998

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock to be offered in connection with the National Service Industries, Inc. Employee Stock Purchase Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                /s/ John G. Medlin, Jr.
                                    --------------------------------------------
                                                  John G. Medlin, Jr.





Dated:  March 24, 1998

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock to be offered in connection with the National Service Industries, Inc. Employee Stock Purchase Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                 /s/ Samuel A. Nunn
                                    --------------------------------------------
                                                   Samuel A. Nunn





Dated:  March 24, 1998

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock to be offered in connection with the National Service Industries, Inc. Employee Stock Purchase Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.






                                                /s/ Herman J. Russell
                                    --------------------------------------------
                                                  Herman J. Russell





Dated:  March 24, 1998

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for her in her name, place, and stead in her capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock to be offered in connection with the National Service Industries, Inc. Employee Stock Purchase Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                  /s/ Betty L. Siegel
                                    --------------------------------------------
                                                    Betty L. Siegel





Dated:  March 24, 1998

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and BROCK HATTOX, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock to be offered in connection with the National Service Industries, Inc. Employee Stock Purchase Plan, and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.





                                                /s/ Barrie A. Wigmore
                                    --------------------------------------------
                                                  Barrie A. Wigmore





Dated:  March 24, 1998